Income Tax - Schedule of Provision for Income Taxes (Details) - CAD ($) $ in Thousands	12 Months Ended
	Apr. 30, 2022	Apr. 30, 2021
Major components of tax expense (income) [abstract]
Net loss before tax for the year	$ 6,449	$ 1,855
Statutory rate	27.00%	27.00%
Recovery of income taxes at statutory rates	$ 1,741	$ 501
Non-deductible permanent differences	(400)	(48)
Change in unrecognized deferred income tax assets	851	25
Other	0	0
Tax recovery for the year	$ 2,192	$ 478